Hodges Fund
Institutional Class (Class I) – Ticker: HDPIX
Hodges Small Cap Fund
Institutional Class (Class I) – Ticker: HDSIX

Supplement dated May 23, 2012 to
Prospectus dated July 29, 2011

Effective July 31, 2012, the Institutional Class of the Hodges Fund and the Hodges Small Cap Fund will assess a redemption/exchange fee of 1.00% on the redemption/exchange of Fund shares held for 60 days or less.

All references in the Prospectus to the redemption fee period of 30 days or less for Institutional shares of the Hodges Fund and the Hodges Small Cap Fund have been updated to state a redemption fee period of 60 days or less.

Please retain this Supplement with the Prospectus.